SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2017

PARETEUM CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	001-35360	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 984-1096

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 7, 2017, on March 6, 2017, Elephant Talk Europe Holding B.V., an entity organized under the laws of the Netherlands (the “Borrower”), a wholly owned subsidiary of Pareteum Corporation (the “Company”), as Borrower, the Company, Pareteum North America Corp., a Delaware corporation, Elephant Talk Group International B.V., an entity organized under the laws of the Netherlands, Corbin Mezzanine Fund I, L.P. (“Lender”) and Atalaya Administrative LLC, a New York limited liability company, as administrative agent and collateral agent for the Lender, entered into a Letter Agreement (the “Agreement”) to amend certain terms of the credit agreement among the parties, dated November 17, 2014, as has been amended from time to time (as so amended, the “Amended and Restated Agreement”). On March 31, 2017, the relevant parties entered into the formal amendment to the Amended and Restated Agreement (the “Amendment”). Capitalized terms used herein but not otherwise defined shall have the meaning as set forth in the Amended and Restated Credit Agreement.

Pursuant to the Amendment, (i) the Maturity Date was extended to December 31, 2018; (ii) the amortization schedule was amended as follows: Q1-17: $1,500,000; Q2-17: $1,500,000; Q3-17: $500,000; Q4-17: $500,000; Q1-18: $750,000; Q2-18: $750,000; Q3-18: $750,000; and (iii) inserting a new definition of “2017 Equity Offering.” Additionally, the two warrants previously issued to the Lender (the “Corbin Warrant”) and ACM Carry-I LLC (the “ACM Warrant” and, together with the Corbin Warrant, the “Warrants”) were amended to (a) increase the aggregate amount of shares of common stock underlying the Corbin Warrant to 1,229,100 and increase the aggregate amount of shares of common stock underlying the ACM Warrant to 216,900; (b) adjust the exercise price of the Warrants to $1.305 per share; and (c) remove the anti-dilution sections (Sections 9(d) and 9(h)) of the Warrants.

Copies of the Amendment, the amendment to the Corbin Warrant, and the amendment to the ACM Warrant, are filed as Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The descriptions of the material terms of the Amendment, the amendment to the Corbin Warrant, and the amendment to the ACM Warrant are qualified in their entirety by reference to Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the Agreement is incorporated herein by reference. The issuance of the shares of the Company’s common stock under the Agreement is pursuant to an exemption from registration under Section 4(a)(2) and Regulation D of the Securities Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

4.1	Amendment No. 1 to Corbin Warrant, dated March 31, 2017
4.2	Amendment No. 1 to ACM Warrant, dated March 31, 2017
10.1	Amendment, dated March 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2017	PARETEUM CORPORATION

	By:	/s/ Alexander Korff
Name: Alexander Korff
Title: General Counsel & Secretary